UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2017
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________________

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2017, PICO Holdings, Inc (the “Company”), entered into an Agreement (the “Agreement”) with UCP, Inc (“UCP”). The Company is UCP’s largest stockholder and owner of a majority of the voting power of UCP’s issued and outstanding capital stock.

Pursuant to the Agreement, UCP agreed to increase the number of directors constituting the whole board of directors of UCP (the “UCP Board”) from six to seven members, effective immediately prior to UCP’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”). In addition, UCP has agreed to nominate Mr. Keith M. Locker, together with incumbent Class I directors Mr. Eric H. Speron and Ms. Kathleen R. Wade, whose terms expire at the 2017 Annual Meeting (Messrs. Locker and Speron and Ms. Wade, collectively, the “Director Nominees”), as its slate of nominees for election to the UCP Board at the 2017 Annual Meeting. UCP has also agreed to appoint Mr. Locker to the Nominating and Corporate Governance Committee of the UCP Board and Mr. Speron to the Compensation Committee of the UCP Board promptly following their election and reelection, respectively, at the 2017 Annual Meeting.

Under the terms of the Agreement, UCP also agreed to submit, recommend and solicit proxies in favor of the following proposals for consideration by its stockholders at the 2017 Annual Meeting:

•	To amend UCP’s Amended and Restated Certificate of Incorporation (the “UCP Charter”) to declassify the UCP Board and provide for the annual election of directors (the “Declassification Proposal”);

•
To amend the UCP Charter and UCP’s Amended and Restated Bylaws (the “UCP Bylaws”) to require the calling of special meetings of the stockholders upon the written request of beneficial holders of twenty-five percent (25%) or more of the voting power of UCP (the “Special Meeting Proposal”);

•	To amend the UCP Charter and UCP Bylaws to permit stockholders to act by written consent (the “Written Consent Proposal”);

•
To amend the UCP Charter to require a seventy-five percent (75%) supermajority stockholder vote to remove a director without cause at any time when any person (together with his, her or its affiliates) beneficially owns thirty-five percent (35%) or more of the voting power of UCP, as well as to move the existing provisions of the UCP Charter regarding the fixing of the size of the UCP Board and the filling of vacancies on the UCP Board to the UCP Bylaws (the “Director Removal Proposal”); and

•
To amend the UCP Bylaws to require a seventy-five percent (75%) supermajority stockholder vote for stockholders to amend the UCP Bylaws at any time when any person (together with his, her or its affiliates) beneficially owns thirty-five percent (35%) or more of the voting power of UCP (the “Bylaw Amendment Proposal” and, together with the Declassification Proposal, Special Meeting Proposal, Written Consent Proposal and Director Removal Proposal, the “Governance Proposals”).

The Agreement further provides that the approval of each Governance Proposal at the 2017 Annual Meeting shall require, in addition to the requisite vote necessary under applicable law, the UCP Charter and the UCP Bylaws, “for” votes from a majority of the outstanding voting power of UCP held by stockholders other than the Company (a “Majority of the Minority Vote”). Each of the Governance Proposals will be presented to UCP’s stockholders at the 2017 Annual Meeting on a standalone basis, and the adoption of the amendments to the UCP Charter and/or UCP Bylaws contemplated by each Governance Proposal will not depend on or be conditioned upon the approval of any other Governance Proposal. Attached as Exhibits A and B to the Agreement are forms of an amended and restated UCP Charter and amended and restated UCP Bylaws, respectively, assuming all of the Governance Proposals are approved by a Majority of the Minority Vote at the 2017 Annual Meeting. If the Declassification Proposal is approved by UCP’s stockholders, the first annual election of directors with one year terms would take place at UCP’s 2018 annual meeting of stockholders.

Under the terms of the Agreement, the Company has agreed, among other things, (i) to vote all securities of UCP owned beneficially or of record by the Company entitled to vote generally in the election of directions (“Voting Securities”) in favor of the election of the Director Nominees and in favor of each Governance Proposal, (ii) not to nominate any other persons for election to the UCP Board or to submit any other proposals for consideration at the 2017 Annual Meeting and (iii) to withdraw its notice, dated February 6, 2017, in which it informed UCP of its intent to nominate Messrs. Locker and Speron to stand for election to the UCP Board and to submit certain proposals for consideration to UCP’s stockholders at the 2017 Annual Meeting.

In addition, the Company has agreed, subject to and conditioned upon the approval of the Declassification Proposal by a Majority of the Minority Vote, to vote or cause to be voted (including in any action by written consent) any and all Voting Securities that the Company owns beneficially or of record with respect to any election or removal of directors of UCP such that, at all times, at least three (3) members of the UCP Board are “Independent.” The Agreement defines “Independent” to mean an individual who is both (i) independent with respect to UCP under the rules of the New York Stock Exchange (or any other exchange on which UCP’s securities are then listed) and (ii) independent of the Company and its affiliates (provided that the nomination of an individual by the Company to serve as a member of the UCP Board shall not, by itself, cause such individual to be deemed not “Independent”).

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement (including its exhibits), which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

On March 30, 2017, the Company and UCP issued a joint press release announcing the Agreement and related matters. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including without limitation the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1	Agreement, dated March 29, 2017, by and between PICO Holdings, Inc. and UCP, Inc.
99.2	Joint Press Release, dated March 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017

PICO HOLDINGS, INC.

By:	/s/ John T. Perri
Name:	John T. Perri
Title:	Chief Financial Officer